April 15, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BlackRock Total Return Portfolio II, a series of BlackRock Funds II

(File No. 333-142592 and File No. 811-22061)

Ladies and Gentlemen:

On behalf of BlackRock Funds II and pursuant to Rule 497 under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus dated January 28, 2011, as amended March 28, 2011 for BlackRock Total Return Portfolio II (the “Fund”). The purpose of the filing is to submit the 497 filing dated March 28, 2011 in XBRL for the Fund.

Any questions or comments on the Amendment should be directed to the undersigned at 212-728-8510.

Very truly yours,

/s/ Anthony Geron
Anthony Geron

Enclosures

cc:	Ben Archibald, Esq., BlackRock Advisors, LLC